UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 26, 2015

Date of Report (Date of earliest event reported)

Iron Sands Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-54477	45-2258702
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1999 Broadway, Suite 3700 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 800-9669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

References throughout this amendment on Form 8-K/A to “we,” “our,” “us,” “the Company,” “the Registrant,” “Iron Sands,” and similar terms refer to Iron Sands Corp., a Delaware corporation.

On September 1, 2015, we filed a Current Report on Form 8-K dated August 26, 2015 (the “Original Form 8-K”) to report that we had completed the transactions contemplated by a Securities Purchase Agreement (the “Purchase Agreement”) with Badlands NGLs, LLC (“Badlands”) and a Repurchase Agreement (the “Repurchase Agreement”) with our then sole stockholder, NLBDIT 2010 Services, LLC, a Nevada limited liability company (“NLBDIT”). As a result of the transactions contemplated by the Purchase Agreement and the Repurchase Agreement, Badlands now owns 100% of the outstanding capital stock of the Company.

We are filing this amendment on Form 8-K/A to the Original Form 8-K to revise Item 5.01 of the Original Form 8-K to include the information required by Item 5.01(a)(8) of Form 8-K. Except as described in this amendment, no other changes have been made to the Original Form 8-K. The Original Form 8-K continues to speak as of the date of the Original Form 8-K, and we have not updated the disclosures contained therein to reflect any events which occurred at a date subsequent to the filing of the Original Form 8-K other than as expressly indicated in this Amendment.

Item 5.01 Changes in Control of Registrant

As disclosed in the Original Form 8-K, on August 26, 2015, there was a change in control of the Company. Item 5.01(a)(8) of Form 8-K states that if the registrant was a shell company (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”)) before such change in control transaction, then the registrant must disclose the information that would be required if the registrant was filing a General Form for Registration of Securities on Form 10 under the Exchange Act. The Company was a shell company immediately before the change in control and remains a shell company following the change in control. In accordance with Item 5.01(a)(8) of Form 8-K, as a shell company, we are providing the information that would be required if the Company was filing a Registration Statement on Form 10 under the Exchange Act.

Form 10 Information

The information required by certain items of Form 10 identified below has been previously reported and may be found in the following reports, registration statements and information statements previously filed with the Securities and Exchange Commission (Commission File No. 000-54477), and which are incorporated herein by reference:

Form 10 Item	Description	Registrant’s Filing(s)
Item 1	Business	●Annual Report on Form 10-K filed on July 14, 2015
Item 2	Financial Information	●Annual Report on Form 10-K filed on July 14, 2015 ●Quarterly Report on Form 10-Q filed on August 14, 2015
Item 3	Properties	●Annual Report on Form 10-K filed on July 14, 2015
Item 5	Directors and Executive Officers	●Information Statement on Schedule 14F-1 filed August 19, 2015
Item 6	Executive Compensation	●Information Statement on Schedule 14F-1 filed August 19, 2015
Item 7	Certain Relationships and Related Transactions, and Director Independence	●Information Statement on Schedule 14F-1 filed August 19, 2015
Item 8	Legal Proceedings	●Information Statement on Schedule 14F-1 filed August 19, 2015
Item 9	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	●Annual Report on Form 10-K filed on July 14, 2015
Item 10	Recent Sales of Unregistered Securities	●Original Form 8-K filed on September 1, 2015
Item 11	Description of Registrant’s Securities to be Registered	●Registration Statement on Form 10 filed on August 12, 2011, as amended November 7, 2011 and January 31, 2012
Item 12	Indemnification of Directors and Officers	●Registration Statement on Form 10 filed on August 12, 2011, as amended November 7, 2011 and January 31, 2012
Item 13	Financial Statements and Supplementary Data	●Annual Report on Form 10-K filed on July 14, 2015 ●Quarterly Report on Form 10-Q filed on August 14, 2015
Item 14	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	●Annual Report on Form 10-K filed on July 14, 2015
Item 15	Financial Statements and Exhibits	●Annual Report on Form 10-K filed on July 14, 2015 ●Quarterly Report on Form 10-Q filed on August 14, 2015 ●Original Form 8-K filed on September 1, 2015

Business

Iron Sands Corp. was incorporated in the State of Delaware on January 18, 2011 and maintains its principal executive office at 1999 Broadway, Suite 3700, Denver, Colorado 80202, telephone number (303) 800-9669. Since inception, the Company has been engaged solely in organizational efforts and obtaining initial financing.  The Company was formed as a vehicle to investigate and acquire a target company or business seeking the perceived advantages of being a publicly held corporation.

On August 26, 2015, pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) with Badlands NGLs, LLC (“Badlands”), the Company sold 5,000,000 newly issued shares of its common stock, $.0001 par value per share (“Common Stock”), to Badlands in exchange for total cash consideration in the amount of $49,319. Simultaneously with the execution of Purchase Agreement, the Company entered into and consummated a Repurchase Agreement (the “Repurchase Agreement”), with its then sole stockholder, NLBDIT 2010 Services, LLC, a Nevada limited liability company (“NLBDIT”), whereby NLBDIT sold and the Company repurchased 5,000,000 shares of Common Stock for an aggregate purchase price of $20,000, which sum was paid to NLBDIT by the Company from the proceeds received from the sale of the Common Stock pursuant to the Purchase Agreement.

As part of the transactions contemplated by the Purchase Agreement and the Repurchase Agreement, the Company caused the purchase price paid to the Company under the Purchase Agreement plus additional cash on hand to be distributed as follows: (a) $20,000 to NLBDIT for payment of the purchase price under the Repurchase Agreement; (b) $11,032 to vendors of the Company for payment of accounts payable as reflected in the books and records of the Company as of August 26, 2015; and (c) all remaining cash after the payments made in (a) and (b), except for the sum of $1,000, to NLBDIT Enterprises, LLC, a Nevada limited liability company (“NLBDIT Enterprises”), as partial payment on the Promissory Note dated June 3, 2011 between the Company and NLBDIT Enterprises (the “NLBDIT Note”).

As part of the transactions contemplated by the Purchase Agreement and the Repurchase Agreement, the debts of the Company were discharged by their respective payees, as follows: (a) the balance of principal and interest as of August 26, 2015, after payment made under subparagraph (c) immediately above, related to the NLBDIT Note, and any other past obligations or claims of any kind or nature whatsoever among the Company and NLBDIT Enterprises; and (b) loans advanced to the Company by Sunrise Financial Group Inc. (“SFG”), having a balance of principal and interest as of the closing date of $47,735, and any other past obligations or claims of any kind or nature whatsoever among the Company and SFG.

As a result of the transactions described above, Badlands now owns 100% of the issued and outstanding capital stock of the Company.

Under Rule 12b-2 of the Exchange Act, the Company is a “shell company,” as it has no or nominal assets (other than cash) and no or nominal operations. As of the date of this report, neither Badlands nor management of the Company has identified a specific business plan or purpose or intended operations for the Company. The Company intends to comply with the periodic reporting requirements of the Exchange Act for so long as it is subject to those requirements.

The Company currently has no employees. The Company has selected March 31 as its fiscal year end.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of August 31, 2015 (i) by each person who is known by us to expect to beneficially own more than 5% of the Company’s Common Stock; (ii) by each of the officers and directors of Iron Sands; and (iii) by all of the Company’s officers and directors as a group.

Unless otherwise indicated, each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned.  The percentage listed in the column entitled “Percentage of Class” is calculated based on 5,000,000 shares of the Company’s Common Stock issued and outstanding as of August 31, 2015.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Class
Badlands NGLs, LLC 1999 Broadway, Suite 3700 Denver, CO 80202	5,000,000	100%
Mikhail Y. Gurfinkel 1999 Broadway, Suite 3700 Denver, CO 80202	0	0%
All directors, nominees and executive officers as a group (1 person)	0	0%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Sands Corp.

Dated: November 5, 2015
	By:	/s/ Mikhail Y. Gurfinkel
Mikhail Y. Gurfinkel
Chief Executive Officer